UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)             October 23, 2009
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

On October 23, 2009, Unisys Corporation (the "Company") filed a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of Delaware, which became effective at 11:59 p.m., Eastern Time, on that date. The Certificate of Amendment effected the previously approved reverse stock split of the Company's issued and outstanding common stock at a ratio of one-for-ten (the "Reverse Stock Split").

As a result of the amendment to the Company's Restated Certificate of Incorporation, the Company's authorized share capital was reduced to 112,000,000 shares, consisting of (1) 72,000,000 shares of common stock, par value $.01 per share, and (2) 40,000,000 shares of preferred stock, par value $1 per share. As a result of the Reverse Stock Split, the number of outstanding shares of common stock was reduced to approximately 42.3 million. The new CUSIP number for the Company's common stock is 909214306.

A copy of the Certificate of Amendment as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 to this report. On October 23, 2009, the Company issued a news release announcing the Reverse Stock Split. The news release is filed as Exhibit 99.1 to this report.

Item 8.01.  Other Events.

The Company currently has on file with the Securities and Exchange Commission
(a) one registration statement on Form S-3 that relates to the resale from time to time by selling stockholders of shares of common stock issued by the Company on July 31, 2009 in private offers to exchange certain of the Company's senior notes for a combination of new secured notes, shares of common stock and cash and (b) ten registration statements on Form S-8 that register shares offered pursuant to awards under incentive compensation plans and pursuant to savings and employee stock purchase plans, as follows:

1.  Registration Statement No.  333-161905 on Form S-3.
2.  Registration Statement No.  333-51887 on Form S-8.
3.  Registration Statement No.  333-87409 on Form S-8.
4.  Registration Statement No.  333-40012 on Form S-8.
5.  Registration Statement No.  333-56036 on Form S-8.
6.  Registration Statement No.  333-103324 on Form S-8.
7.  Registration Statement No.  333-107338 on Form S-8.
8.  Registration Statement No.  333-114718 on Form S-8.
9.  Registration Statement No.  333-145429 on Form S-8.
10. Registration Statement No.  333-155733 on Form S-8.
11. Registration Statement No.  333-156569 on Form S-8.

This report is automatically incorporated by reference into each of the registration statements listed above, thereby amending each of them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of common stock deemed to be covered by each of such registration statements is proportionately reduced to give effect to the Reverse Stock Split.

Item 9.01.    Financial Statements and Exhibits.

(d)  The following exhibits are being filed herewith:

    3.1 Certificate of Amendment, dated October 23, 2009, to the Restated Certificate of Incorporation of Unisys Corporation filed with the Secretary of State of Delaware on October 23, 2009.

   99.1    News Release, dated October 23, 2009, of Unisys Corporation.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: October 27, 2009                         By: /s/ Nancy Straus Sundheim
                                                       ---------------------
                                                       Nancy Straus Sundheim
                                                       Senior Vice President,
                                                       General Counsel and
                                                       Secretary












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                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

3.1 Certificate of Amendment, dated October 23, 2009, to the Restated Certificate of Incorporation of Unisys Corporation filed with the Secretary of State of Delaware on October 23, 2009.

99.1   News Release, dated October 23, 2009, of Unisys Corporation.